SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

Oshkosh Corporation
(Name of Registrant as Specified In Its Charter)

Icahn Vehicles Sub LLC
Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
William M. Lasky
José Maria Alapont
William A. Leidesdorf
Daniel A. Ninivaggi
Marc F. Gustafson
James Cowan
James L. Nelson
Jack G. Wasserman
A.B. Krongard
Keith Cozza
SungHwan Cho
Hunter Gary
Carl C. Icahn
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, WILLIAM M. LASKY, JOSÉ MARIA ALAPONT, WILLIAM A. LEIDESDORF, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, JAMES COWAN, JAMES L. NELSON, JACK G. WASSERMAN, A.B. KRONGARD, KEITH COZZA, SUNGHWAN CHO, HUNTER GARY, ICAHN VEHICLES SUB LLC, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION.  WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF OSHKOSH CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  INFORMATION RELATING TO THE PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D FILED BY MR. ICAHN AND CERTAIN OF HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 2011, AS AMENDED.

THIS FILING IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SECURITIES.  THE OFFER TO BUY SHARES OF OSHKOSH CORPORATION (THE "COMPANY") COMMON STOCK WAS MADE PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT IEP VEHICLES SUB LLC, ("OFFEROR"), AN INDIRECTLY WHOLLY OWNED SUBSIDIARY OF ICAHN ENTERPRISES HOLDINGS LP, AS CO-BIDDER, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON OCTOBER 17, 2012.  ON OCTOBER 17, 2012, THE OFFEROR AND CO-BIDDER ALSO FILED A TENDER OFFER STATEMENT ON SCHEDULE TO WITH THE SEC RELATING TO THE OFFER. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) CONTAIN, AND THE SOLICITATION/RECOMMENDATION STATEMENT FILED BY THE COMPANY WITH THE SEC ON OCTOBER 26, 2012, CONTAINS, IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. THE TENDER OFFER MATERIALS WERE SENT FREE OF CHARGE TO ALL STOCKHOLDERS OF THE COMPANY ON OR ABOUT OCTOBER 17, 2012. ALL OF THESE MATERIALS (AND ALL OTHER MATERIALS FILED BY THE OFFEROR OR THE COMPANY WITH THE SEC) ARE AVAILABLE AT NO CHARGE FROM THE SEC THROUGH ITS WEBSITE AT WWW.SEC.GOV.  INVESTORS AND SECURITY HOLDERS MAY ALSO OBTAIN FREE COPIES OF THE DOCUMENTS FILED WITH THE SEC BY DIRECTING A REQUEST TO D.F. KING & CO., INC. BY MAIL TO 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005, OR BY CALLING TOLL-FREE (800) 347-4750 OR (212) 269-5550.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE TO/A
(Rule 14D-100) Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)
of the Securities Exchange Act of 1934
(Amendment No. 4)

OSHKOSH CORPORATION
(Name of Subject Company (Issuer))

IEP Vehicles Sub LLC
Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
Carl C. Icahn
(Names of Filing Persons)*

Common Stock, Par Value $0.01
(Title of Class of Securities)

688239201
(CUSIP Number of Class of Securities)

Keith L. Schaitkin Esq.
General Counsel
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4380
(Name, Address and Telephone Number of Person Authorized to Receive Notices
and Communications on behalf of Filing Persons)

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$2,876,302,585**	$392,327.68***
**
Calculated solely for purposes of determining the filing fee. The transaction value was calculated as follows: 88,501,618 shares of common stock of the Issuer multiplied by $32.50 per share. The number of shares used in the transaction value calculation is based on (i) the 91,648,564 shares stated to be issued and outstanding according to the Issuer in its form 10-Q filed with the Securities and Exchange Commission on July 26, 2012, plus (ii) the 5,518,314 shares issuable upon the exercise of outstanding options and/or vesting of outstanding performance share awards, according to the Issuer in its form 10-K filed with the Securities and Exchange Commission on November 16, 2011 minus (iii) the 8,665,260 shares beneficially owned, as of October 17, 2012, by the Offeror and its affiliates.

***
The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory #7 for fiscal year 2013, issued August 31, 2012, by multiplying the transaction value by 0.0001364.

☒
Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid: $392,327.68	Filing Party: Icahn Enterprises Holdings LP
Form or registration no.: Schedule TO-T	Date Filed: October 17, 2012

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒ third party tender offer subject to Rule 14d-1	☐ going-private transaction subject to Rule 13e-3
☐ issuer tender offer subject to Rule 13e-4	☒ amendment to Schedule 13D under Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer: ☐

COMBINED SCHEDULE TO AND SCHEDULE 13D

*           Introductory Note:  IEP Vehicles Sub LLC and Icahn Enterprises Holdings L.P. are co-bidders for all purposes in the Offer.  IEP Vehicles Sub LLC is a wholly-owned subsidiary of Icahn Enterprises Holdings L.P.

This Amendment No. 4 amends and supplements the Tender Offer Statement on Schedule TO filed on October 17, 2012, as amended (the “Schedule TO”) relating to the offer by IEP Vehicles Sub LLC, a Delaware limited liability company (“IEP Vehicles Sub”) and Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”, and together with IEP Vehicles Sub, the “Offeror”), to purchase for cash any and all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of Oshkosh Corporation, a Wisconsin corporation (“Oshkosh”), at a price of $32.50 per Share, without interest and less any required withholding taxes, if any.  Both IEP Vehicles Sub and Icahn Enterprises Holdings are co-bidders for all purposes in the Offer.  Capitalized terms used herein and not otherwise defined have the respective meanings ascribed in the Schedule TO.

The Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated October 17, 2012 (the “Offer to Purchase”). The Offer to Purchase, the related Letter of Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits (a)(1)(i), (a)(1)(ii) and (a)(1)(iii), respectively, constitute the “Offer”.

As permitted by General Instruction F to Schedule TO, the information set forth in the entire Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, including all appendices, schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to Items 1 through 11 of this Schedule TO and is supplemented by the information specifically provided herein.

As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on June 30, 2011, as amended, by Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn (collectively, the “Icahn Entities”).

Item 11.  Additional Information

(b)           Other Material Information

Item 11 of the Schedule TO and the Offer to Purchase and the Letter of Transmittal, to the extent incorporated by reference therein, are hereby amended and supplemented as set forth below:

The Schedule TO is being amended and supplemented hereby in order to allow the Offer to proceed after the current Oshkosh Board of Directors adopted the Rights Agreement (as defined below), commonly known as a “poison pill”, on October 25, 2012.  Accordingly, (i) the Offer is now being made for all Shares, including the associated Rights (as defined below), issued under the Rights Agreement and (ii) the condition to the Offer requiring that no “poison pill” be adopted by Oshkosh – a condition that would not be satisfied as a result of the action taken by the Oshkosh Board of Directors in adopting a “poison pill” on October 25, 2012 – is being replaced with a condition requiring the current “poison pill” to be redeemed or otherwise made inapplicable to the Offer by the current Oshkosh Board of Directors or a new Board of Directors comprised of the Icahn Slate.

On October 25, 2012, the Oshkosh Board of Directors declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock to Oshkosh shareholders of record at the close of business on November 5, 2012.  The description and terms of the Rights are set forth in a Rights Agreement, dated as of October 25, 2012 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent, which Oshkosh filed with the Securities and Exchange Commission on October 26, 2012.  The Rights currently trade together with the Common Stock and no separate certificates have been issued in respect of the Rights as of November 12, 2012.

The definition of “Shares” is hereby amended to include the Rights for all purposes of the Offer.  Accordingly, pursuant to the Offer, the Offeror is offering to purchase for cash any and all of the issued and outstanding shares of Common Stock, including the associated Rights, at a price of $32.50 per Share, without interest and less any required withholding taxes, if any.

All information in the Schedule TO and the Offer to Purchase and the Letter of Transmittal relating to the treatment of certificates representing Shares apply mutatis mutandis to certificates representing Rights, if any such certificates have been issued in respect of Rights prior to the Expiration Date.  A tender of Shares by a holder will include a tender of both such holder’s shares of Common Stock and the associated Rights.

The following condition to the Offer is deleted in its entirety from the Offer and shall no longer be a condition to the Offer (such condition to the Offer, the “Deleted Condition”):

“The Company shall have adopted any plan or arrangement of the sort commonly referred to as a “stockholder rights plan” or “shareholders rights plan” or “poison pill” or any other similar plan, instrument or device that is designed to prevent or make, or has the effect of preventing or making, more difficult an unsolicited takeover of the Company;”

The Deleted Condition shall be replaced in its entirety with the following condition to the Offer, which shall be a condition to the Offer subject to the terms of the Offer, in all respects, including without limitation Section 14 of the Offer to Purchase:

“The Rights shall have been redeemed and shall be otherwise inapplicable to the Offer and the Offeror;”

While the Offeror may assert conditions regardless of the circumstances giving rise to any such condition, the Offeror understands that it does not have the ability to elect to purposefully cause a condition not to be satisfied.

In the Offer to Purchase, the Offeror indicates that the outstanding indebtedness under the Oshkosh Credit Agreement and indentures governing the Oshkosh senior notes could be required to be repaid as a result of the consummation of the Offer.  The Offeror expects that the New Board would seek to refinance any such indebtedness that would be required to be so repaid.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, WILLIAM M. LASKY, JOSÉ MARIA ALAPONT, WILLIAM A. LEIDESDORF, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, JAMES COWAN, JAMES L. NELSON, JACK G. WASSERMAN, A.B. KRONGARD, KEITH COZZA, SUNGHWAN CHO, HUNTER GARY, ICAHN VEHICLES SUB LLC, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION.  WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF OSHKOSH CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  INFORMATION RELATING TO THE PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D FILED BY MR. ICAHN AND CERTAIN OF HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 2011, AS AMENDED.

THIS FILING IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SECURITIES.  THE OFFER TO BUY SHARES OF OSHKOSH CORPORATION (THE "COMPANY") COMMON STOCK WAS MADE PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT IEP VEHICLES SUB LLC, ("OFFEROR"), AN INDIRECTLY WHOLLY OWNED SUBSIDIARY OF ICAHN ENTERPRISES HOLDINGS LP, AS CO-BIDDER, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON OCTOBER 17, 2012.  ON OCTOBER 17, 2012, THE OFFEROR AND CO-BIDDER ALSO FILED A TENDER OFFER STATEMENT ON SCHEDULE TO WITH THE SEC RELATING TO THE OFFER. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) CONTAIN, AND THE SOLICITATION/RECOMMENDATION STATEMENT FILED BY THE COMPANY WITH THE SEC ON OCTOBER 26, 2012, CONTAINS, IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. THE TENDER OFFER MATERIALS WERE SENT FREE OF CHARGE TO ALL STOCKHOLDERS OF THE COMPANY ON OR ABOUT OCTOBER 17, 2012. ALL OF THESE MATERIALS (AND ALL OTHER MATERIALS FILED BY THE OFFEROR OR THE COMPANY WITH THE SEC) ARE AVAILABLE AT NO CHARGE FROM THE SEC THROUGH ITS WEBSITE AT WWW.SEC.GOV.  INVESTORS AND SECURITY HOLDERS MAY ALSO OBTAIN FREE COPIES OF THE DOCUMENTS FILED WITH THE SEC BY DIRECTING A REQUEST TO D.F. KING & CO., INC. BY MAIL TO 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005, OR BY CALLING TOLL-FREE (800) 347-4750 OR (212) 269-5550.

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HIGH RIVER LIMITED PARTNERSHIP

BY:	Hopper Investments LLC, its general partner

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P.
BY:	Icahn Enterprises G.P. Inc., its general partner

By:	/S/ SUNGHWAN CHO
Name:	SungHwan Cho
Title:	Chief Financial Officer

IEP VEHICLES SUB LLC

By:	/S/ SUNGHWAN CHO
Name:	SungHwan Cho
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By: /S/ SUNGHWAN CHO
Name: SungHwan Cho
Title: Chief Financial Officer

BECKTON CORP.

By: /S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

/S/ CARL C. ICAHN
Carl C. Icahn

November 12, 2012

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)(i)	Offer to Purchase, dated October 17, 2012*

(a)(1)(ii)	Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number) *

(a)(1)(iii)	Notice of Guaranteed Delivery*

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

(a)(1)(v)	Letter to Clients*

(a)(5)(i)	Summary Advertisement as published in the New York Times, by the Offeror, on October 17, 2012*

(a)(5)(ii)	Press Release of Carl Icahn, dated October 11, 2012 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by Carl Icahn with the Securities and Exchange Commission on October 11, 2012)*

(a)(5)(iii)	Open Letter to the Shareholders of Oshkosh Corporation by Carl Icahn, dated October 22, 2012*

(a)(5)(iv)	Open Letter to the Shareholders of Oshkosh Corporation by Carl Icahn, dated November 8, 2012*

(b)	None.

(d)	None.

(g)	None.

(h)	None.

__________________
* Previously Filed